Exhibit 10.2
EXECUTION VERSION

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of June 18, 2024, is the:

(i)    SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT,
among HARSCO RECEIVABLES LLC, as seller (the “Seller”), ENVIRI CORPORATION (F/K/A HARSCO CORPORATION), as initial servicer (in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent (in such capacity, the “Administrative Agent”) and a purchaser; and

(ii)    SECOND    AMENDMENT    TO    PURCHASE    AND CONTRIBUTION AGREEMENT, among the Servicer, VARIOUS ENTITIES LISTED ON THE SIGNATURE
PAGES HERETO AS ORIGINATORS (each an “Originator”; and collectively, the “Originators”), and HARSCO RECEIVABLES LLC, as buyer (in such capacity, the “Buyer”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND

A.    The Seller, the Servicer, PNC and PNC Capital Markets LLC have entered into that certain Receivables Purchase Agreement, dated as of June 24, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

B.    The Servicer, the Originators and the Buyer have entered into that certain Purchase and Contribution Agreement, dated as of June 24, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Contribution Agreement” and together with the Receivables Purchase Agreement, the “Agreements”);

C.    Enviri Corporation (f/k/a Harsco Corporation) (“Enviri”), as the performance guarantor (in such capacity, the “Performance Guarantor”), is a party to that certain Performance Guaranty, dated as of June 24, 2022, in favor of the Administrative Agent for the benefit of the Secured Parties (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”);

D.    Concurrently herewith, Enviri, as buyer, the Seller, as seller, and PNC are entering into that certain Assignment Agreement (the “Assignment Agreement”), dated as of the date hereof; and

E.    The parties hereto desire to amend the Agreements, in each case, as set forth herein.
AMENDMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
2.Amendments to the Purchase and Contribution Agreement.

(a)    The Purchase and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages of the Purchase and Contribution Agreement attached hereto as Exhibit B.

(b)    As of the date, if any, on which the Kearny Name Change (as defined below) occurs, each reference to “Clean Earth of North Jersey, Inc.” in the Purchase and Contribution Agreement is hereby replaced with a reference to “Clean Earth of Kearny, NJ”.

(c)    As of the date, if any, on which the Hatfield Name Change (as defined below) occurs, each reference to “Republic Environmental Systems (Pennsylvania), LLC” in the Purchase and Contribution Agreement is hereby replaced with a reference to “Clean Earth of Hatfield, PA LLC”.

(d)    As of date, if any, on which the Transportation Group Name Change (as defined below) occurs, each reference to “Republic Environmental Systems (Transportation Group), LLC” in the Purchase and Contribution Agreement is hereby replaced with a reference to “Clean Earth Transportation Group East, LLC”.

3.    Notice of Transaction; Consent to Transaction.
(a)    Notice of Transaction. The Servicer hereby provides notice of Harsco’s intention to sell certain Pool Receivables in connection with Project Sunrise with an aggregate Outstanding Balance of $9,200,362.55 (as of March 31, 2024) (such sale, the “Subject Transaction”) on or prior to the Subject Transaction Date (as defined in the Receivables Purchase Agreement as amended hereby) and requests that each of the parties hereto acknowledge and consent to the occurrence of the Subject Transaction effective as of the date of the Subject Transaction.

(b)    Consent to Subject Transaction. Subject to the terms and conditions of this Amendment, including the accuracy of each of the representations and warranties set forth herein, each of the parties hereto hereby: (i) acknowledges receipt of the notice set forth in Section 3(a) above, (ii) consents to the occurrence of the Subject Transaction effective as of the date of the Subject Transaction and (iii) waives any notice requirement set forth in the Agreements, whether as a prerequisite or condition precedent to the effectiveness of the Subject Transaction or otherwise.

(c)    General Limitations. The foregoing limited consent shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a consent to any party to the Transaction Documents failing to perform its obligations under the Transaction Documents other than solely to the extent set forth above. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this

Amendment, no party hereto is now waiving or consenting to, nor has it agreed to waive or consent to in the future (i) the modification or breach of any provision of the Transaction Documents, other than as expressly set forth in Sections 3(a) and 3(b) above, (ii) any Purchase and Contribution Termination Event, Unmatured Purchase and Contribution Termination Event, Event of Default or Unmatured Event of Default under the Agreements or the other Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in Sections 3(a) and 3(b) above or (iii) any rights, powers or remedies presently or subsequently available to any of the parties hereto or any other Person against the Seller, any Originator or the Servicer under any Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly consented to herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.

(d)    No Waiver of Indemnification, Etc. Without limiting the generality of the foregoing and for the avoidance of doubt, the parties hereto are not hereby waiving or releasing, nor have they agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Seller, any Originator or the Servicer or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from the Subject Transaction.
(e)    Conditions and Limitations. The foregoing limited consent shall be subject to the conditions that (i) the consummation of the Subject Transaction shall have occurred on or prior to the Subject Transaction Date, (ii) no Capital Coverage Amount Deficit exists or would exist after giving effect to the Subject Transaction and (iii) the Administrative Agent shall have received the following (or waived the receipt thereof in writing) on or prior to the date of the consummation of the Subject Transaction: (A) counterparts to an assignment agreement executed by each of the Seller, Enviri, the Administrative Agent and each Purchaser and (B) a pro forma Monthly Report calculated after giving effect to the Subject Transaction. To the extent that the conditions set forth in the clause (e) are not timely satisfied, the foregoing limited consent shall be automatically revoked and cease to have any force or effect.
4.Notice of Name Changes; Consent to Name Changes.

(a)    Notice of Name Changes. The Servicer hereby provides notice of (i) Clean Earth of North Jersey, Inc.’s intention to change its name to Clean Earth of Kearny, NJ Inc. (the “Kearny Name Change”), (ii) Republic Environmental Systems (Pennsylvania), LLC’s intention to change its name to Clean Earth of Hatfield, PA LLC (the “Hatfield Name Change”) and (iii) Republic Environmental Systems (Transportation Group), LLC’s intention to change its name to Clean Earth Transportation Group East, LLC (the “Transportation Group Name Change” and together with the Kearny Name Change and the Hatfield Name Change, the “Subject Name Changes”) and requests that each of the parties hereto acknowledge and consent to the occurrence of each Subject Name Change effective as of the date of such Subject Name Change.

(b)    Consent to Subject Name Changes. Subject to the terms and conditions of this Amendment, including the accuracy of each of the representations and warranties set forth herein, each of the parties hereto hereby: (i) acknowledges receipt of the notice set forth in Section 4(a) above, (ii) consents to the occurrence of each Subject Name Change effective as of the date of such Subject Name Change and (iii) waives any notice requirement set forth in the Agreements, whether as a prerequisite or condition precedent to the effectiveness of each Subject Name Change or otherwise.

(c)    General Limitations. The foregoing limited consent shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a consent to any party to the Transaction Documents failing to perform its obligations under the Transaction Documents other than solely to the extent set forth above. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment, no party hereto is now waiving or consenting to, nor has it agreed to waive or consent to in the future (i) the modification or breach of any provision of the Transaction Documents, other than as expressly set forth in Sections 4(a) and 4(b) above, (ii) any Purchase and Contribution Termination Event, Unmatured Purchase and Contribution Termination Event, Event of Default or Unmatured Event of Default under the Agreements or the other Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in Sections 4(a) and 4(b) above or (iii) any rights, powers or remedies presently or subsequently available to any of the parties hereto or any other Person against the Seller, any Originator or the Servicer under any Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly consented to herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.

(d)    No Waiver of Indemnification, Etc. Without limiting the generality of the foregoing and for the avoidance of doubt, the parties hereto are not hereby waiving or releasing, nor have they agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Seller, any Originator or the Servicer or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from the Subject Name Changes.
(e)    Conditions and Limitations. The foregoing limited consent shall be subject to the conditions that the Administrative Agent shall have received the following (or waived the receipt thereof in writing) on or prior to the date of the consummation of each Subject Name Change: (i) evidence of filing of the each applicable UCC-3 amendment described in Section 5 hereof, (ii) such officer certificates as the Administrative Agent may reasonably request, (iii) a certificate of good standing (or similar) with respect to the applicable entity from such entity’s jurisdiction of organization and (iv) lien search reports with respect to such entity in such entity’s jurisdiction of organization. To the extent that the conditions set forth in the clause (e) are not timely satisfied, the foregoing limited consent shall be automatically revoked and cease to have any force or effect.
5.    Authorization to File Financing Statement Amendment. Upon the effectiveness of each Subject Name Change, each of the parties hereto hereby authorize the Administrative Agent to file (at the expense of the Seller) the applicable UCC-3 amendment in substantially the form of

Exhibit C hereto amending the applicable UCC-1 financing statement identified on Exhibit D hereto.

6.    Additional Agreements. The parties hereto hereby agree to the terms set forth on Schedule VI attached hereto.

7.    Representations and Warranties of the Seller, Servicer, Originators and Buyer. The Seller, Servicer, each of the Originators, and the Buyer each hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)    Representations and Warranties. Immediately after giving effect to this Amendment and the Assignment Agreement, each of the representations and warranties made by it under the applicable Agreements and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b)    Enforceability. The execution and delivery by it of this Amendment and the Assignment Agreement, and the performance of its obligations under this Amendment and the Assignment Agreement, the applicable Agreements, as amended hereby, and the other Transaction Documents to which it is a party, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment, the Assignment Agreement, the applicable Agreements, as amended hereby, and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) are its valid and legally binding obligations, enforceable in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)    No Default. Immediately after giving effect to this Amendment, the Assignment Agreement and the transactions contemplated hereby and thereby, no Purchase and Contribution Termination Event, Unmatured Purchase and Contribution Termination Event, Event of Default or Unmatured Event of Default exists or shall exist.

(d)    No Capital Coverage Deficit. No Capital Coverage Amount Deficit exists or would exist after giving effect to this Amendment, the Assignment Agreement and the transactions contemplated hereby and thereby.

8.    Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of each Agreement are and shall remain in full force and effect and the Agreements, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, (i) all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment and (ii) all references in the Purchase and Contribution Agreement (or in any other Transaction

Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Contribution Agreement shall be deemed to be references to the Purchase and Contribution Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Agreements amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of either Agreement other than as set forth herein.

9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.    Effectiveness. This Amendment shall become effective subject to the conditions precedent that the Administrative Agent shall have received the following (or waived the receipt thereof in writing):

(a)    counterparts to this Amendment and the Assignment Agreement executed by each of the parties hereto and thereto;

(b)    a pro forma Monthly Report calculated after giving effect to this Amendment and the Assignment Agreement;

(c)    a copy of the resolutions or unanimous written consent of the board of directors or other governing body of each of the Seller and the Servicer, approving this Amendment and the other Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Person, or a certification that the resolutions or unanimous written consent previously delivered by such Person to the Administrative Agent on the Closing Date remain in full force and effect;

(d)    good standing certificates for each of the Seller and the Servicer issued as of a recent date acceptable to the Administrative Agent by the Secretary of State (or similar official) of the jurisdiction of such Person’s organization or formation; and

(e)    a certificate of the Secretary or Assistant Secretary of each of the Seller and the Servicer, certifying the names and true signatures of the officers authorized on such Person’s behalf to sign this Amendment and the other Transaction Documents to be executed and delivered by it.

12.    Governing Law.

(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE SOLD ASSETS OR SELLER COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS CLAUSE SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE SELLER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE III OF THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS CLAUSE SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

13.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreements or any provision hereof or thereof.

14.    Reaffirmation of Performance Guaranty. After giving effect to this Amendment, the Assignment Agreement and each of the transactions contemplated hereby and thereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages follow]

DocuSign Envelope ID: E9D26A7B-5B39-4471-8790-E81C93C0A2C2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HARSCO RECEIVABLES LLC,
as the Seller and as the Buyer

Title: Vice President - Treasurer, Tax and Real Estate

ENVIRI CORPORATION,
as the Servicer, as an Originator and as the Performance Guarantor

Title: Vice President - Treasurer, Tax and Real Estate

HARSCO CLEAN EARTH HOLDINGS, LLC CEHI ACQUISITION, LLC
as Originators

By:     Name: Joshua Zalasky
Title: President, Secretary

21ST CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC 21ST CENTURY ENVIRONMENTAL
MANAGEMENT, LLC OF RHODE ISLAND ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC AERC ACQUISITION CORPORATION ALLIED ENVIRONMENTAL GROUP, LLC ALLWORTH, LLC
BURLINGTON ENVIRONMENTAL, LLC CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC CHEMICAL POLLUTION CONTROL, LLC OF

764943696 22709974                                    Omnibus Amendment (PNC/Harsco)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HARSCO RECEIVABLES LLC,
as the Seller and as the Buyer

By:      Name: Michael H. Kolinsky
Title: Vice President

ENVIRI CORPORATION,
as the Servicer, as an Originator and as the Performance Guarantor

By:      Name: Michael H. Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

HARSCO CLEAN EARTH HOLDINGS, LLC CEHI ACQUISITION, LLC
as Originators

Title: President, Secretary

21ST CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC 21ST CENTURY ENVIRONMENTAL
MANAGEMENT, LLC OF RHODE ISLAND ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC AERC ACQUISITION CORPORATION ALLIED ENVIRONMENT AL GROUP, LLC ALLWORTH,LLC
BURLINGTON ENVIRONMENTAL, LLC CEI HOLDING, LLC
CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC
CHEMICAL RECLAMATION SERVICES, LLC CHEMICAL POLLUTION CONTROL, LLC OF

764943696 22709974                                    Omnibus Amendment (PNC/Harsco)

DocuSign Envelope ID: 9FAC09FF-6CF4-4A6E-B455-F742E4EEBB23

NEW YORK
CLEAN EARTH ENVIRONMENTAL SERVICES, INC.
AES ASSET ACQUISITION CORPORATION CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC.
CLEAN EARTH, LLC
CLEAN EARTH HOLDINGS, LLC CLEAN EARTH SPECIALTY WASTE SOLUTIONS, INC.
CLEAN EARTH OF ALABAMA, INC. CLEAN EARTH OF CARTERET, LLC
CLEAN EARTH DREDGING TECHNOLOGIES, LLC CLEAN EARTH OF GEORGIA, LLC
CLEAN EARTH OF GREATER WASHINGTON, LLC
CLEAN EARTH OF MARYLAND, LLC CLEAN EARTH OF NEW CASTLE, LLC CLEAN EARTH OF NORTH JERSEY, INC. CLEAN EARTH OF PHILADELPHIA, LLC
CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC
CLEAN EARTH OF SOUTHERN FLORIDA, LLC CLEAN EARTH OF WILLIAMSPORT, LLC CLEAN EARTH OF MICHIGAN, LLC
CLEAN ROCK PROPERTIES LTD. ESOL TOPCO LLC
GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC LUNTZ ACQUISITION (DELAWARE), LLC NORTHLAND ENVIRONMENTAL, LLC NORTRU, LLC
PHILIP RECLAMATION SERVICES, HOUSTON, LLC
PSC ENVIRONMENTAL SERVICES LLC PSC RECOVERY SYSTEMS, LLC
REAL PROPERTY ACQUISITION LLC
REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.
REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC
REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC
RHO-CHEM, LLC
SOLVENT RECOVERY, LLC GARDNER ROAD OIL, LLC

764943696 22709974                                    Omnibus Amendment (PNC/Harsco)

DocuSign Envelope ID: 9FAC09FF-6CF4-4A6E-B455-F742E4EEBB23

CLEAN EARTH MOBILE SERVICES, LLC CLEAN EARTH OF PUERTO RICO, LLC ENVIRONMENTAL SOIL MANAGEMENT, INC.
ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY
MKC ACQUISITION CORPORATION
CLEAN EARTH CORPORATE SERVICES, LLC CLEAN EARTH GOVERNMENT SERVICES, LLC,
as Originators

By:
Name: Sarah Kowalczyk Title: Secretary

764943696 22709974                                    Omnibus Amendment (PNC/Harsco)

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:     Name: Christopher Blaney
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser
By:     Name: Christopher Blaney
Title: Senior Vice President

764943696 22709974                                    Omnibus Amendment (PNC/Harsco)